1 1 August 2015 Exhibit 99.2

Forward-Looking Statements
Safe Harbor–
All
forward-looking
statements
made
or
referred
to
in
this
presentation
are
made
under
the
safe
harbor
provisions
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
Forward-looking
statements,
which
are
all
statements
other
than
statements
of
historical
facts
and
include
beliefs,
opinions,
estimates,
expectations
and
projections
about
future
business
developments,
opportunities,
financial
guidance,
prospects,
and
outlook,
are
not
guarantees
of
future
performance
or
events
but
are
based
upon
current
assumptions
and
subject
to
risks,
uncertainties
and
other
factors
that
could
cause
actual
results
to
differ
materially
from
those
expressed,
projected
or
implied,
including
risks
and
uncertainties
set
forth
in
the
Company's
SEC
filings,
including
but
not
limited
to
the
Company’s
most
recent
Form
10-K
and
subsequent
SEC
filings
including
reports
on
Form
8-K
and
Form
10-Q.
Any
forward-looking
statements
in
this
presentation
speak
only
as
of
the
date
hereof
and
are
subject
to
change,
and
the
Company
assumes
no
duty
or
obligation
to
update
or
revise
any
forward-looking
statements.

3

POWR
Q2 year-over-
year revenue
growth
>800
employees
Focused on Operational Excellence
Strong
balance
sheet
$333 million
Trailing 12 month revenues
Headquarters:
Wake Forest, NC
$468
million
Record backlog
Record 2
nd
Quarter
revenues of $107.2 million
Who We Are
88%

4 4 Where We Have Been: Building and Growing our Business 0 50 100 150 200 250 300 350 400 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 TTM Historical CAGR: 29.4%

5
Where We Are Now: Solid Q2 Execution
•
Revenues of $107.2 million
(+87.8% y-o-y)
•
Gross margin of 22.5%
(DG: 34.2%, EE: 33.7%)
•
GAAP EPS of $0.04
•
Record backlog grows to $468 million
(vs. $349 million at August 2014)
•
$20.5 million in cash, $20.2 million in term debt and capital leases, nothing drawn on
$20 million revolving credit facility
•
Operating margin continues to expand y-o-y

PowerSecure
Solutions Across the Grid
Generation
Step-Up
Substation
Step-Down
Substation
Transmission
Distribution
Solar EPC
Utility Infrastructure
Distributed Generation
Energy Efficiency
Distributed Generation
Consumption
Energy Efficiency
Products/Services
Utility
Infrastructure
Solutions
Distributed
Generation
Systems

7

•
Focused hospital and data center sales
teams
•
Proprietary PowerBlock solution drivers
higher ROI for customers
•
Manage >1 GW nationwide
•
70% bi-fuel capability delivers
environmental & economic benefits
•
18-24 month sales cycle
•
Acquisition expands data center
capabilities
DG: Hospital & Data Center Growth Drivers

•
Full turnkey electrical infrastructure,
design, implementation and
commissioning to data center owners
•
Established market leader
•
Speeds access to key data center
decision makers
•
Nearly $9M in Q1 2015 revenues
Acquisitions Add Value: Data Center
Purchased for $13M
in
October 2014

9
Utility Infrastructure:
Direct Service to our Customers
•
Full turnkey electrical infrastructure, design,
implementation & commissioning to data center owners
•
T&D maintenance and construction
•
Substation products and services
•
Advanced metering and lighting installation
•
Storm repair and restoration
•
Utility engineering and design
•
Regulatory consulting and rate design
•
Cyber security & NERC-CIP compliance consulting
services

10
Energy Efficiency: LED Solutions
•
Department store/high-end retail lighting
–
Solais
product line adds new customers
•
Utility lighting
–
Utilities and municipalities
–
Energy and maintenance savings drive payback
–
Opportunity: millions of lights across U.S.
•
Grocery, drug, and convenience stores
–
Best-in-class lights for freezer/refrigerated cases

11

Acquisitions Add Value: Solais
•
Significant sourcing and manufacturing
expertise
•
Adding substantial efficiencies to
manufacturing of PowerSecure’s existing
LED solutions
•
Gross margins have expanded >10pp
•
Outstanding proprietary portfolio of LED
lamps and fixtures for C&I applications
•
Superior light output, thermal management,
optics, light quality and aesthetics
Purchased Solais
lighting business
for $15 M
April 2013

12

Acquisitions Add Value:
Energy Efficiency Services
•
Serve super-ESCOs with lighting,
mechanical, water and building
envelope solutions to deliver savings
•
Added retail capability in 2014
•
Opens new customer channels for DG
and LED lighting solutions
Paid ~$6M for EES
capabilities in
2013/14

13

Acquisitions Add Value: Solar
•
+ $240 M to backlog since mid-2014
-
Includes >$200M w/large IOUs
•
Accretive to net income & EPS
•
In-house turnkey EPC capability
•
Strategic offering integrated into
microgrid
solutions
Purchased
solar business for
$4M
in
June 2012

Where We Are Going: 2015 Focus Areas
1.
Relentless pursuit of operational excellence in everything we do
2.
Expand our operating margins to drive EPS in 2015 and beyond
3.
Grow pipeline of opportunities for 2016 and convert them to backlog

15 15 Where We Are Going: Building and Growing our Business 0 50 100 150 200 250 300 350 400 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 TTM Historical CAGR: 29.4%

16 16